LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Core Bond Fund Supplement Dated May 31, 2023 to the Summary and Statutory Prospectuses dated May 1, 2023

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP JPMorgan Core Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Steven Lear has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. Mr. Lear will continue to serve on the portfolio management team of the LVIP JPMorgan Core Bond Fund (the “Fund”) until his retirement. In order to provide additional depth and continuity to the portfolio management team, Andrew Melchiorre and Edward Fitzpatrick III will be added to the portfolio management team of the Fund effective immediately.

Effective immediately, the following replaces the information related to J.P. Morgan Investment Management Inc. (“JPMIM”) under Portfolio Managers on page 5 of the Summary and Statutory Prospectuses:

JPMIM Portfolio Managers	Company Title	Experience with Fund
Richard D. Figuly	Managing Director	Since 2015
Justin Rucker	Managing Director	Since 2019
Steven Lear*	Managing Director	Since 2021
Andrew Melchiorre	Managing Director	Since 2023
Edward Fitzpatrick III	Managing Director	Since 2023

*Mr. Lear has announced his retirement from JPMIM effective early 2024. Until his retirement, Mr. Lear will continue to serve on the portfolio management team.

Effective immediately, the following replaces the information under Management and Organization —JPMIM Portfolio Managers on page 13 of the Statutory Prospectus:

Richard Figuly, Justin Rucker, Steven Lear, Andrew Melchiorre, and Edward Fitzpatrick III are responsible for the day-to-day management of the Fund’s assets.

As referenced under Management and Organization —JPMIM Portfolio Managers on page 13 of the Statutory Prospectus, the following information has been updated to include:

Andrew Melchiorre, CFA, Managing Director and CFA Charterholder, is a member of the GFICC group responsible for managing Core Bond institutional taxable bond portfolios and fund vehicles. An employee of JPMIM since 2012 and a portfolio manager of the Fund since May 2023.

Edward Fitzpatrick III, CFA, Managing Director and CFA Charterholder, is the head of GFICC’s U.S. Rates Team, responsible for managing government bond portfolios for institutional clients, as well as recommending U.S. rates & derivatives strategies across GFICC portfolios. An employee since of JPMIM since 2013 and a portfolio manager of the Fund since May 2023.

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP JPMorgan Core Bond Fund Supplement Dated May 31, 2023 to the Statement of Additional Information dated May 1, 2023

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP JPMorgan Core Bond Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, revisions to the SAI are as follows:

1.	The following supplements the information under Other Accounts Managed – J. P. Morgan Investment Management Inc.:

	Total Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of Other Accounts Paying Performance Fees
Andrew Melchiorre[1]
Registered Investment Companies	8	$15,108	0	$0
Other Pooled Investment Vehicles	4	$3,748	0	$0
Other Accounts	25	$6,078	0	$0
Edward Fitzpatrick III[1]
Registered Investment Companies	1	$269	0	$0
Other Pooled Investment Vehicles	2	$54	0	$0
Other Accounts	2	$2,166	1	$132

1 Information is as of March 31, 2023.

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